SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): AUGUST 14, 2002

                           CIRCLE GROUP INTERNET INC.
             (Exact name of registrant as specified in its charter)


          ILLINOIS                    000-27841                 36-4197173
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)

       1011 CAMPUS DRIVE                                          60060
       MUNDELEIN, ILLINOIS                                      (Zip Code)
(Address of principal executive
            offices)

        Registrants telephone number, including area code: (847) 549-6002

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE

     On August 14, 2002, each of the Principal Executive Officer, Gregory Halpern, and Principal Financial Officer, Arthur Tanner, of Circle Group Internet Inc. submitted to the Securities Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

     Copies of these statements are attached hereto at Exhibits 99.1 and 99.2.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CIRCLE GROUP INTERNET INC.


Date: August 14, 2002                  By: /s/ Gregory Halpern
                                           -------------------------------------
                                           Gregory Halpern
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

        Attached as exhibits to this form are the documents listed below:

EXHIBIT      DOCUMENT

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99.1         Certification of Principal Executive Officer dated August 14, 2002
99.2         Certification of Principal Financial Officer dated August 14, 2002